UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported) JULY 28, 2004
                                                    ----------------------------


                              KEY GOLD CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)


                   000-50660                            98-0372619
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           (Commission File Number)         (IRS Employer Identification No.)


1942 BROADWAY, SUITE 504, BOULDER, COLORADO                  80302
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 (Address of Principal Executive Offices)                  (Zip Code)


                                 (303) 323-1927
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, If Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

      On July 28, 2004, we announced that we received confirmation from JHP that LTI (the joint-venture entity established between JHP and the PRC Company) has acquired the appropriate government approvals for exploration and drilling on its gold property in Fengcheng, PRC, and that LTI has received its official business license as a joint co-operative company in PRC. LTI and JHP have also been performing preliminary assessment work, including mapping and sampling on the joint venture's initial 106 square kilometer properties in Fengcheng City. Further, JHP is continuing its identification of gold occurrences along the northeasterly trending property area.

      o JHP is JHP Resources Limited, a company incorporated in British Columbia, Canada, with which we have agreed to subscribe for up to 8,000 of its Series A shares

      o LTI is Liaoning Taixing International Gold Mining Company Ltd., an enterprise incorporated in Liaoning province, PRC

      o The PRC Company is JHP and Fengcheng Gold Corporation, Liaoning, an enterprise incorporated in Liaoning province, PRC

      A copy of our press release dated July 28, 2004, is attached to this Current Report on Form 8-K as Exhibit 99.6.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits


EXHIBIT NO.                DESCRIPTION
-----------                -----------

Exhibit 99.6               Press Release dated July 28, 2004.



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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    KEY GOLD CORPORATION
                                    --------------------------------------
                                    (Registrant)


Dated:  July 28, 2004                By: /S/ JOHN ANDERSON
                                    --------------------------------------
                                         John Anderson, Chief Executive Officer



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


                                  EXHIBIT INDEX



Exhibit 99.6               Press Release dated July 28, 2004.




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